                                                                   EXHIBIT (16)

                          Government Securities Fund

                              CALCULATION OF YIELD

     The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                       a - b
                       YIELD (y) = 2[(------- + 1)6 - 1]
                                        cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period

          Class A                  Class B                  Class C
      ---------------           --------------           -------------
      a = 10,623,605            a = 1,099,931            a = 89,790
      b = 1,745,823             b = 312,002              b = 25,615
      c = 189,220,970           c = 19,596,319           c = 1,605,008
      d = 10.77                 d = 10.26                d = 10.24
      y = 5.29                  y = 4.75                 y = 4.73

                                                                 EXHIBIT (16)
                           VAN KAMPEN AMERICAN CAPITAL
                   GOVERNMENT SECURITIES FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


Formula                                                 P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                          $10.26
Initial Investment                                    $1,000.00     =     P
Ending Redeemable Value                               $1,039.84     =     ERV
One year period ended 12/31/97                                1     =     n

TOTAL RETURN FOR THE PERIOD                               3.98%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                          $10.26
Initial Investment                                    $1,000.00     =     P
Ending Redeemable Value                               $1,091.64     =     ERV
One year period ended 12/31/97                                1     =     n

TOTAL RETURN FOR THE PERIOD                               9.16%     =     T


           TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1997


Formula                                                P(1+T)n     =     ERV
Including Payment of the Sales Charge
Net Asset Value                                         $10.26
Initial Investment                                   $1,000.00     =     P
Ending Redeemable Value                              $1,280.60     =     ERV
Five years ended 12/31/97                                    5     =     n

TOTAL RETURN FOR THE PERIOD                              5.07%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                         $10.26
Initial Investment                                   $1,000.00     =     P
Ending Redeemable Value                              $1,344.93     =     ERV
Five years ended 12/31/97                                    5     =     n

TOTAL RETURN FOR THE PERIOD                              6.11%     =     T

                           VAN KAMPEN AMERICAN CAPITAL
                   GOVERNMENT SECURITIES FUND - CLASS A SHARES

           TOTAL RETURN CALCULATION TEN YEARS ENDED DECEMBER 31, 1997


Formula                                                P(1+T)n     =     ERV
Including Payment of the Sales Charge
Net Asset Value                                         $10.26
Initial Investment                                   $1,000.00     =     P
Ending Redeemable Value                              $2,121.24     =     ERV
Ten years ended 12/31/97                                    10     =     n

TOTAL RETURN FOR THE PERIOD                              7.81%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                         $10.26
Initial Investment                                   $1,000.00     =     P
Ending Redeemable Value                              $2,226.29     =     ERV
Ten years ended 12/31/97                                    10     =     n

TOTAL RETURN FOR THE PERIOD                              8.33%     =     T

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


Formula                                                P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                         $10.26
Initial Investment                                   $1,000.00     =     P
Ending Redeemable Value                              $2,883.77     =     ERV
Inception through 12/31/97                               13.46     =     n

TOTAL RETURN FOR THE PERIOD                              8.19%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                         $10.26
Initial Investment                                   $1,000.00     =     P
Ending Redeemable Value                              $3,026.93     =     ERV
Inception through 12/31/97                               13.46     =     n

TOTAL RETURN FOR THE PERIOD                              8.58%     =     T

                           VAN KAMPEN AMERICAN CAPITAL
                   GOVERNMENT SECURITIES FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997


Formula                    ERV - P
                           -------
                              P                      =     T

Including Payment of the Sales Charge
Net Asset Value                                       $10.26
Initial Investment                                 $1,000.00      =     P
Ending Redeemable Value                            $2,883.77      =     ERV

TOTAL RETURN FOR THE PERIOD                          188.38%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                       $10.26
Initial Investment                                 $1,000.00      =     P
Ending Redeemable Value                            $3,026.93      =     ERV

TOTAL RETURN FOR THE PERIOD                          202.69%      =     T

                           VAN KAMPEN AMERICAN CAPITAL
                   GOVERNMENT SECURITIES FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

Formula                                              P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                       $10.26
Initial Investment                                 $1,000.00     =     P
Ending Redeemable Value                            $1,042.68     =     ERV
One year period ended 12/31/97                             1     =     n

TOTAL RETURN FOR THE PERIOD                            4.27%     =     T


Excluding Payment of the CDSC
Net Asset Value                                       $10.26
Initial Investment                                 $1,000.00     =     P
Ending Redeemable Value                            $1,082.68     =     ERV
One year period ended 12/31/97                             1     =     n

TOTAL RETURN FOR THE PERIOD                            8.27%     =     T


           TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1997


Formula                                              P(1+T)n     =     ERV
Including Payment of the CDSC
Net Asset Value                                       $10.26
Initial Investment                                 $1,000.00     =     P
Ending Redeemable Value                            $1,280.99     =     ERV
Five years ended 12/31/97                                  5     =     n

TOTAL RETURN FOR THE PERIOD                            5.08%     =     T


Excluding Payment of the CDSC
Net Asset Value                                       $10.26
Initial Investment                                 $1,000.00     =     P
Ending Redeemable Value                            $1,295.31     =     ERV
Five years ended 12/31/97                                  5     =     n

TOTAL RETURN FOR THE PERIOD                            5.31%     =     T

                           VAN KAMPEN AMERICAN CAPITAL
                   GOVERNMENT SECURITIES FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

Formula                                              P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                       $10.26
Initial Investment                                 $1,000.00     =     P
Ending Redeemable Value                            $1,381.01     =     ERV
Inception through 12/31/97                              6.03     =     n

TOTAL RETURN FOR THE PERIOD                            5.50%     =     T


Excluding Payment of the CDSC
Net Asset Value                                       $10.26
Initial Investment                                 $1,000.00     =     P
Ending Redeemable Value                            $1,381.01     =     ERV
Inception through 12/31/97                              6.03     =     n

TOTAL RETURN FOR THE PERIOD                            5.50%     =     T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997

Formula                        ERV - P
                               -------
                                  P                  =     T

Including Payment of the CDSC
Net Asset Value                                       $10.26
Initial Investment                                 $1,000.00      =     P
Ending Redeemable Value                            $1,381.01      =     ERV

TOTAL RETURN FOR THE PERIOD                           38.10%      =     T


Excluding Payment of the CDSC
Net Asset Value                                       $10.26
Initial Investment                                 $1,000.00      =     P
Ending Redeemable Value                            $1,381.01      =     ERV

TOTAL RETURN FOR THE PERIOD                           38.10%      =     T

                           VAN KAMPEN AMERICAN CAPITAL
                   GOVERNMENT SECURITIES FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

Formula                                              P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                       $10.24
Initial Investment                                 $1,000.00     =     P
Ending Redeemable Value                            $1,072.84     =     ERV
One year period ended 12/31/97                             1     =     n

TOTAL RETURN FOR THE PERIOD                            7.28%     =     T


Excluding Payment of the CDSC
Net Asset Value                                       $10.24
Initial Investment                                 $1,000.00     =     P
Ending Redeemable Value                            $1,082.84     =     ERV
One year period ended 12/31/97                             1     =     n

TOTAL RETURN FOR THE PERIOD                            8.28%     =     T

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


Formula                                              P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                       $10.24
Initial Investment                                 $1,000.00     =     P
Ending Redeemable Value                            $1,249.36     =     ERV
Inception through 12/31/97                              4.81     =     n

TOTAL RETURN FOR THE PERIOD                            4.74%     =     T

Excluding Payment of the CDSC
Net Asset Value                                       $10.24
Initial Investment                                 $1,000.00     =     P
Ending Redeemable Value                            $1,249.36     =     ERV
Inception through 12/31/97                              4.81     =     n

TOTAL RETURN FOR THE PERIOD                            4.74%     =     T

                           VAN KAMPEN AMERICAN CAPITAL
                   GOVERNMENT SECURITIES FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997

Formula                         ERV - P
                                -------
                                   P                 =     T

Including Payment of the CDSC
Net Asset Value                                       $10.24
Initial Investment                                 $1,000.00     =     P
Ending Redeemable Value                            $1,249.36     =     ERV

TOTAL RETURN FOR THE PERIOD                           24.94%     =     T

Excluding Payment of the CDSC
Net Asset Value                                       $10.24
Initial Investment                                 $1,000.00     =     P
Ending Redeemable Value                            $1,249.36     =     ERV

TOTAL RETURN FOR THE PERIOD                           24.94%     =     T